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                                                                   EXHIBIT 10.16
[INTERVOICE LETTERHEAD]


                               February 24, 1998

Mr. Michael W. Barker
1500 Eastwick
Plano, TX 75093

             Re:  Consulting Services Agreement and General Release

Dear Mike:

      This letter constitutes an agreement ("Consulting Agreement and Release") between InterVoice, Inc. (the "Company") and you regarding the consulting services that you will perform for the Company as set forth herein, and in further consideration of the payments to be made by the Company as set forth below, your general release. This Consulting Agreement and Release takes into account certain requests made by you and your attorney, John W. Hamilton, and replaces the proposed Consulting Agreement and Release dated January 27, 1998. More specifically, the Company and you do hereby agree as follows:

      1. CONSULTING SERVICES. The consulting services you will provide will consist of such business consultations, marketing analyses, business introductions, litigation assistance, advice, and other services as the Company may reasonably request and as shall be consistent with your previous position as the President and a director of the Company. All of the consulting services will be provided at times that are mutually convenient for the Company and you, and the Company expressly recognizes (and will take into account) that you may be working full time for another employer. The consulting services hereunder will be provided during the period of March 1, 1998, through May 31, 1998.

      2. PAYMENT. In consideration for such consulting services and your general release, the Company will pay you the total amount of $77,000.00, such amount payable in equal installments at the end of each month of the term hereof, i.e., in the sum of $25,666.67 on March 30, 1998, April 30, 1998, and May 31, 1998. In the event the Company terminates your consulting services prior to May 31, 1998, any unpaid portion of the $77,000.00 fee for such services will become immediately due and payable. If the Company claims or alleges any breach of the terms or conditions of this Consulting Agreement and Release or of the 1997 Letter Agreement by you, it shall continue to make all payments set forth in this Section 2 as and when due notwithstanding such claims or allegations. The Company hereby waives any right of setoff against such payments.

      3. RELATIONSHIP TO OTHER AGREEMENTS. This Consulting Agreement and Release, together with the letter agreement between the Company and you dated December 17, 1997 (the "1997 Letter Agreement") reflects the entire agreement and understanding between the Company and you with respect to your resignation and the termination of your employment under the Amended and Extended Employment Agreement effective as of March 1, 1996, between the Company and you (the "Employment Agreement"); and no other amounts or obligations of any
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Mr. Michael W. Barker
February 24, 1998
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      nature whatsoever are due or owing to you by the Company in connection with your resignation and the termination of your employment under the Employment Agreement or otherwise except as set forth in the 1997 Letter Agreement and this Consulting Agreement. Except as modified hereby, the 1997 Letter Agreement remains in full force and effect. Your post-employment obligations under the Employment Agreement (including without limitation your obligations under Section 27) shall remain in full force and effect in accordance with the terms thereof; provided, however, the Company hereby releases you from any obligations under the noncompetition provisions set forth in Section 6 of the Employment Agreement.

      4. GENERAL RELEASE. IN CONSIDERATION OF THE PAYMENT DESCRIBED IN PARAGRAPH 2 ABOVE, YOU AND YOUR FAMILY MEMBERS, HEIRS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY THE "RELEASING PARTIES") HEREBY RELEASE, ACQUIT, AND FOREVER DISCHARGE ANY AND ALL CLAIMS AND DEMANDS OF WHATEVER KIND OR CHARACTER, WHETHER VICARIOUS, DERIVATIVE, OR DIRECT, THAT YOU OR THEY, INDIVIDUALLY, COLLECTIVELY, OR OTHERWISE, MAY HAVE OR ASSERT AGAINST: (i) THE COMPANY; AND (ii) ANY OFFICER, DIRECTOR, SHAREHOLDER, FIDUCIARY, AGENT, EMPLOYEE, REPRESENTATIVE, INSURER, ATTORNEY, OR ANY SUCCESSORS AND ASSIGNS OF THE ENTITIES OR PERSONS JUST NAMED (COLLECTIVELY THE "RELEASED PARTIES"); PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE DEEMED OR CONSTRUED TO BE A RELEASE OF ANY CLAIM FOR PERFORMANCE OF ANY UNFULFILLED, FUTURE OBLIGATION OF THE COMPANY CONTAINED EITHER IN THIS CONSULTING AGREEMENT AND RELEASE OR IN THE 1997 LETTER AGREEMENT, OR A RELEASE OF ANY RIGHT TO INDEMNIFICATION FROM OR BY THE COMPANY PURSUANT TO THE PROVISIONS OF THE COMPANY'S ARTICLES OF INCORPORATION OR ITS BYLAWS, OR CONTAINED IN ANY AGREEMENT BETWEEN THE COMPANY AND YOU WITH RESPECT TO ANY CLAIM AGAINST YOU BY ANY THIRD PARTY. THIS GENERAL RELEASE INCLUDES BUT IS NOT LIMITED TO ANY CLAIM OR DEMAND BASED ON ANY FEDERAL, STATE, OR LOCAL STATUTORY OR COMMON LAW OR CONSTITUTIONAL PROVISION THAT APPLIES OR IS ASSERTED TO APPLY, DIRECTLY OR INDIRECTLY, TO THE FORMATION, CONTINUATION, OR TERMINATION OF YOUR EMPLOYMENT RELATIONSHIP WITH THE COMPANY, EXCEPT WITH RESPECT TO VESTED RIGHTS THAT YOU MAY HAVE UNDER ANY EMPLOYEE BENEFIT OR INCENTIVE PLAN OF THE COMPANY IN WHICH YOU WERE A PARTICIPANT. THUS, YOU AND THE OTHER RELEASING PARTIES AGREE NOT TO MAKE ANY CLAIMS OR DEMANDS AGAINST THE COMPANY OR ANY OF THE OTHER RELEASED PARTIES SUCH AS FOR WRONGFUL DISCHARGE OR UNLAWFUL EMPLOYMENT DISCRIMINATION ON THE BASIS OF AGE (UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967 OR ANY SIMILAR STATE LAW) OR ANY OTHER FORM OF UNLAWFUL EMPLOYMENT DISCRIMINATION, OR FOR ANY PERSONAL INJURY OR DAMAGE ALLEGEDLY ARISING FROM SUCH ALLEGED WRONGFUL OR UNLAWFUL ACTIONS, WHETHER BASED ON RIGHTS CLAIMED UNDER STATUTE, IN CONTRACT, OR AT COMMON LAW.

           THE EFFECT OF THIS AGREEMENT IS TO RELEASE, ACQUIT, AND FOREVER DISCHARGE ANY AND ALL CLAIMS AND DEMANDS OF WHATEVER KIND OR CHARACTER THAT YOU OR ANY OF THE OTHER RELEASING PARTIES MAY NOW HAVE OR HEREAFTER HAVE OR ASSERT AGAINST THE COMPANY OR ANY OF THE OTHER RELEASED PARTIES FOR ANY LIABILITY RESULTING FROM, GROWING OUT OF, CONNECTED WITH, OR RELATED IN ANY WAY TO THE FORMATION, CONTINUATION, OR TERMINATION OF YOUR EMPLOYMENT AND DIRECTOR
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Mr. Michael W. Barker
February 24, 1998
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      RELATIONSHIP WITH THE COMPANY (EXCEPT AS TO WHICH THERE IS EXISTING
      VESTED ENTITLEMENT). THIS GENERAL RELEASE DOES NOT APPLY TO ANY RIGHTS OR CLAIMS THAT MAY ARISE AFTER THE DATE THIS AGREEMENT IS EXECUTED.

      5. EFFECTIVE DATE. This Consulting Agreement and Release will become effective and enforceable upon the expiration of seven days after your execution of it ("Effective Date"). At any time before the Effective Date, you may revoke your acceptance.

      6. TIME FOR CONSIDERATION, AND CONSULTATION WITH ATTORNEY. The Company's offer set forth in this Consulting Agreement and Release will expire at 5:00 p.m. on February 24, 1998, a period of more than 21 days after you were first provided with the terms of the proposed Consulting Agreement and Release for your consideration. You acknowledge that you have consulted with and been represented by an attorney in your consideration of this Consulting Agreement and Release, and that you have had more than 21 days in which to consider the Company's proposal. You have the right to consult with and be advised by an attorney of your choosing before executing this Consulting Agreement and Release, and you have until the expiration of 21 days from the date on which you receive this document in which to consider whether you wish to accept the Company's proposal.

      7. KNOWING AND VOLUNTARY AGREEMENT. You acknowledge that you fully understand the meaning and effect of your action in executing this Consulting Agreement and Release; and that your agreement to the terms and execution of this instrument are knowing and voluntary.

      8.   MISCELLANEOUS AGREEMENTS.

      (a) PERSONAL COMPUTERS AND PRINTERS. The Company is giving you the two personal computers and the printer described in Exhibit A hereto.

      (b) RECOMMENDATIONS. The Company will (i) provide you with mutually agreed favorable recommendations from Daniel D. Hammond, Chairman of the Board and Chief Executive Officer, and Rob-Roy J. Graham, Chief Financial Officer and (ii) cause the members of its Board of Directors not to make any disparaging and derogatory comments (whether written or verbal) about you, and upon inquiry to any member about you, to give favorable responses or recommendations in line with the recommendation letters to be provided in accordance with this subparagraph (b).

      (c) PUBLIC FILING. You acknowledge and agree that the Company will file this Consulting Agreement and Release with the Securities and Exchange Commission and otherwise as required by law.
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Mr. Michael W. Barker
February 24, 1998
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      (d)  ATTORNEY'S FEES AND EXPENSES. The Company will pay your attorney's fees and expenses up to a maximum of $2,000.00 in the aggregate.

      If this Consulting Agreement and Release correctly sets forth the understanding between the Company and you, please so indicate by signing below in the space provided and by obtaining your attorney's signature reflecting his approval as to form.

                                Sincerely yours,

                                INTERVOICE, INC.

                                By:   /s/ ROB-ROY J. GRAHAM
                                      ------------------------------
                                      Rob-Roy J. Graham
                                      Chief Financial Officer

ACCEPTED AND AGREED TO:

/s/ MICHAEL W. BARKER
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Michael W. Barker


APPROVED AS TO FORM:

/s/ JOHN W. HAMILTON
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John W. Hamilton